UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2006

Aastrom Biosciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan		48106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(734) 930-5555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated 2004 Equity Incentive Plan

At the Annual Meeting of Shareholders held on November 2, 2006, the shareholders of Aastrom Biosciences, Inc. approved the Company's Amended and Restated 2004 Equity Incentive Plan (the "Plan").

The purpose of the Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company's success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. The Plan permits the award of various forms of incentive awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares, performance units, deferred stock awards and other stock-based awards. The Compensation Committee of the Board of Directors has the authority to determine the type of incentive award, as well as the terms and conditions of the award, under the Plan.

The material amendments to the Plan include: the addition of 8 million shares to the Plan reserve and the addition of certain performance criteria to the Plan to permit the deductibility of performance-based compensation. Therefore, as of the time of this Plan amendment, a maximum of 8,902,658 shares of Aastrom common stock (subject to adjustment for changes in capital structure, stock dividends, or other similar events) are available for grant under the Plan. Shares of Aastrom common stock covered by incentive awards previously granted under the 2001 Stock Option Plan may be reused or added back to the Plan under certain circumstances. The Plan also contains other limits with respect to the terms of different types of incentive awards and with respect to the number of shares subject to awards that can be granted to an employee during any fiscal year. The Plan is described in detail in the Company's 2006 Proxy Statement filed with the Securities and Exchange Commission in connection with the Annual Meeting of Shareholders held on November 2, 2006.

This summary is qualified in its entirety by reference to the Plan filed herewith as Exhibit 99.1. The forms of grant notice and stock option agreement are filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.
99.1 Amended and Restated 2004 Equity Incentive Plan
99.2 Forms of Grant Notice and Stock Option Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

November 8, 2006	By:	/s/ Gerald D. Brennan, Jr.

Name: Gerald D. Brennan, Jr.
Title: Vice President, Administrative and Financial Operations; Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated 2004 Equity Incentive Plan
99.2	Forms of Grant Notice and Stock Option Agreement